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                                                                    EXHIBIT 23.3

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement Form S-8 of Omnicare, Inc. for the registration of 280,000 shares of its common stock of our report dated March 19, 1997, with respect to the consolidated financial statements and schedule of American Medserve Corporation included in its Form 10-K for the year ended December 31, 1996, filed with the Securities and Exchange Commission.

                                                        /s/ ERNST & YOUNG L.L.P.
                                                        ERNST & YOUNG L.L.P.

Chicago, Illinios
February 5, 1998